Exhibit 99.2

Raytheon

Copyright © 2010 Raytheon Company. All rights reserved.

Notice to Investors

This presentation is neither an offer to purchase nor a solicitation of an offer to sell securities. The previously announced tender offer has not yet commenced. At the time the tender offer is commenced, Raytheon Company will file a tender offer statement on Schedule TO with the U.S.

Securities and Exchange Commission (SEC). Investors and Applied Signal security holders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by Applied Signal with the SEC, because they will contain important information about the tender offer. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents (once they become available) may be obtained free of charge by directing a request to Raytheon Company at www.raytheon.com, or Raytheon Company, 870 Winter Street, Waltham, MA 02451, Attn: Corporate Secretary’s Office.

Additional Information About the Merger and Where to Find It

In connection with the potential one-step merger, Applied Signal would file a proxy statement with the SEC. Additionally, Applied Signal would file other relevant materials with the SEC in connection with the proposed acquisition of Applied Signal by Raytheon pursuant to the terms of an Agreement and Plan of Merger by and among Applied Signal, RN Acquisition Company and Raytheon Company. The materials to be filed by Applied Signal with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders also may obtain free copies of the proxy statement from Applied Signal by contacting Applied Signal Technology, Inc. at 400 West Avenue, Sunnyvale, California 94086, (408) 749-1888 or www.appsig.com. Investors and security holders of Applied Signal are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Raytheon Company and Applied Signal and their respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of Applied Signal’s stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Applied Signal’s executive officers and directors in the solicitation by reading Applied Signal’s proxy statement for its 2010 annual meeting of stockholders and the proxy statement and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. Information concerning the interests of Applied Signal’s participants in the solicitation, which may, in some cases, be different than those of Applied Signal’s stockholders generally, will be set forth in the proxy statement relating to the merger when and if it becomes available. Additional information regarding Applied Signal’s executive officers and directors is available by reading Applied Signal’s proxy statement for its 2010 annual meeting of stockholders.

WHO WE ARE

A technology and innovation leader specializing in defense, homeland security and other government markets throughout the world

2009 net sales: $25 billion

75,000 employees worldwide

Headquarters: Waltham, Massachusetts

›› A global leader in technology and innovation

Raytheon

OUR VISION

To be the most admired defense and aerospace systems supplier through world-class people and technology.

›› Ensuring the success of our customers

Raytheon

OUR STRATEGY

Focus on key strategic pursuits, Technology and Mission Assurance to protect and grow our position in our four core defense markets:

– Sensing: Expand beyond traditional RF/EO to new growth focus areas;

– Effects: Expand beyond kinetic energy-based weapons;

– C3I: Grow market presence through our world-class solutions, technology and products; expand knowledge management;

– Mission Support: Expand beyond product support ,engineering services and training.

Leverage our domain knowledge in these core defense markets, as well as in Homeland Security and Cybersecurity.

Expand international business by broadening focus and expanding in growth markets.

Continue to be a Customer Focused company based on performance, relationships and solutions.

›› A technology-driven growth strategy

Raytheon

Customer

Growth

People

Productivity

OUR GOALS

Customer - Be regarded as a Customer Focused company.

Growth - Grow revenue faster than the market. Build on good performance in improving cash flow. Execute well and with predictability.

People - Retain and attract world-class talent while providing superior opportunities for employee development. Treat all employees with respect. Leverage our diversity efforts as a competitive advantage, continuing Raytheon’s leadership in diversity.

Productivity - Improve ROIC for Raytheon Company. Take Raytheon Six Sigma™ to the next level, further engaging customers and partners. Deliver greater value and predictability through the Integrated Product Development System (IPDS), Earned Value Management System (EVMS) and Capability Maturity Model® Integration (CMMI®).

›› Raytheon customer focus is a total commitment

Raytheon

People

Integrity

Commitment

Excellence

OUR VALUES

PEOPLE

Treat people with respect and dignity.

Welcome diversity and diverse opinions.

Help our fellow employees improve their skills.

Recognize and reward accomplishment.

Foster teamwork and collaboration.

INTEGRITY

Be honest, forthright and trustworthy.

Use straight talk; no hidden agendas.

Respect ethics, law and regulation.

COMMITMENT

Honor commitments to customers,

shareholders, the community and

each other.

Accept personal responsibility to meet

commitments; be accountable.

EXCELLENCE

Improve performance continually.

Achieve innovation in all that we do.

Stress quality, productivity, growth,

best practices and measurement.

Always strive to be the best.

›› A culture of performance

Raytheon

Raytheon is a leading technology and innovation company that consistently provides innovative solutions, service and Mission Support to our global customers. Customer success is our mission.

WHAT WE DO

Our innovative, effective technologies, CMMI excellence and trusted relationships provide our customers with Mission Assurance performance for their changing operational needs. At Raytheon, promises made are promises kept.

Our core market capabilities in Sensing, Effects, C3I and Mission Support help us meet the needs of our customers today and their evolving needs of the future.

Proof Points: Raytheon’s world-class talent – 75,000 employees operating around the globe – has a unique understanding of mission requirements and how to apply advanced technology with speed and agility to give our customers a distinct operational advantage.

Brand values: People, Integrity, Customer Commitment, Product & Service Excellence, Mission Assurance.

›› Proven performance

Raytheon

Core Market: Sensing

Technologies that acquire data and create accurate, reliable information for effective battlespace decisions.

Sensing technologies provide precise situational data for effective battlespace decisions. They also advance our understanding of the physical environment on, above and beyond the earth. Raytheon sensing solutions exploit the full electromagnetic spectrum, including electro-optical, radio frequency (RF), hyperspectral, acoustic, ultraviolet and radiological; spanning all domains: air, land, sea, space and cyberspace.

›› Meeting U.S. and International customer needs

Raytheon

Core Market: Effects

Technologies that achieve specific military actions or outcomes — from striking targets to disabling hostile information systems.

Advances in effects technologies enable commanders to achieve specific military outcomes with increasing precision, whether striking a target, disabling enemy information systems or applying directed energy to protect troops in urban combat.

Raytheon solutions are at the forefront of these developments, supported by world-class capabilities in areas ranging from airframes to guidance and navigation systems to high-resolution sensors and targeting systems.

›› Spanning the gamut of current and emerging technologies

Raytheon

Core Market: C3I (Command, Control, Communications and Intelligence)

Integrated real-time systems that optimize operational planning and execution.

C3I systems turn an extraordinary range of real-time data into a unified resource for decision-makers on and off the battlefield.

Raytheon’s leadership in C3I spans air, land, sea, space and cyberspace, combining pioneering technology with global insight to provide Mission Assurance across the full spectrum of offensive and defensive operations.

›› Systems covering ground, sea, air and space operations

Raytheon

Core Market: Mission Support

Total life-cycle solutions that ensure performance, no matter the mission, no matter the platform.

Complex technologies, extreme conditions, constant change: mission support must embrace them all with systems that ensure flawless performance.

Raytheon addresses every corner of this vast market, from information management to logistics, maintenance and training. Our innovative solutions reflect a relentless pursuit of perfection and a proud tradition of service to our military, our nation and the world.

›› Systems and solutions to ensure flawless performance

Raytheon

International

Government and defense customers around the world rely on Raytheon contracts for innovative technology solutions.

Raytheon technologies serve core market customers in 80 nations, with applications ranging from command and control to missile defense. International opportunities continue to expand across growth markets.

›› Contributing to a safer, more stable world

Raytheon

Performance, Relationships, Solutions

Growth

Performance, Relationships, Solutions

Customer Focused Marketing

These are the pillars that have supported the company’s progress — and these are the principles, combined with our process discipline, that continue to deliver strong results.

We are a Customer Focused company based on:

Performance:

Promises made, promises kept.

Relationships:

Listen, anticipate, respond and follow through with our customers, partners and each other.

Solutions:

Develop and provide superior customer solutions.

›› Customer Success Is Our Mission

Raytheon

PERFORMANCE

Mission Assurance

By taking an integrated approach across the company, we have brought our Mission Assurance promise of performance to unprecedented levels.

Leading efforts to ensure reliability for mission success in everything Raytheon delivers.

›› Confidence to achieve mission success

Raytheon

RELATIONSHIPS

Who We Serve

The Raytheon culture has enormous respect for service. Our customers are men and women in uniform, and a number of our employees are reservists on active duty or veterans themselves.

Our international allies and friends are important partners in defense and security around the world.

›› Our goal is to earn and maintain the trust of our customers

Raytheon

SOLUTIONS

Mission Systems Integration

Mission Systems Integration is the integration of multiple systems working seamlessly together to meet a single goal.

Our breadth of domain knowledge and advanced systems engineering capabilities enable us to identify, synthesize and deliver all the elements needed to meet urgent mission needs in integrated, manageable form.

›› Solutions that meet our customers’ most urgent needs

Raytheon

DIVERSITY

An Inclusive Culture

Raytheon believes in an enterprisewide culture that is welcoming, respectful and supportive of all of our employees.

Our commitment is to build an inclusive culture that:

—Recognizes uniqueness

—Empowers each employee

—Values all contributions and contributors

—Leverages a diverse workforce to maximize Raytheon’s competitive advantage

›› Valuing different ideas; putting a premium on respect

Raytheon

TALENT

Inspiring Interest in Math and Science

We hope to make a difference in the lives of young students by showing them the path that focuses on math and science leads to an exciting and rewarding future.

Raytheon supports a number of educational initiatives to ensure the talent pipeline remains full well into the future:

— MathMovesU®

— MATHCOUNTS

— FIRST Robotics

— Raytheon Scholars Program

— The Hall at Patriot Place presented by Raytheon™

— Sum of all Thrills™

›› Securing the technical talent pipeline for the future

Raytheon

LEARNING

A Culture of Learning

Raytheon Six Sigma™ is a disciplined, knowledge-based approach used to increase productivity, grow the business and enhance customer satisfaction —a key element of our learning process.

With each project and each employee experience, we learn more about process improvement and about providing value to the customer.

Raytheon Six Sigma

›› Raytheon Six Sigma is part of our DNA structure

Raytheon

CORPORATE RESPONSIBILITY

Being Responsible In All We Do

Good stewardship is a part of everything we do, everyone we interact with, and everything we stand for.

Raytheon’s ongoing commitment to corporate citizenship includes: dedication to sound corporate governance; a strong commitment to ethics; excellence in engineering; caring for the safety of our 75,000 employees; reducing waste and conserving energy; supporting our communities; and building for the future.

›› Stewardship is about making good decisions with the highest degree of integrity

Raytheon

Leadership Team

Raytheon Chairman and CEO

W.H. Swanson

Integrated Defense Systems

T. Kennedy

Intelligence and Information Systems

L. Dugle

Missile Systems

T. Lawrence

Network Centric Systems

D. Crowley

Space and Airborne Systems

R. Yuse

Technical Services

J. Harris

Corp BD and International Operations

T. Culligan

Human Resources

K. Peden

Legal

J. Stephens

Finance

D. Wajsgras

Internal Audit

L. Harrington

Contracts and Supply Chain

D. Wilkins

Raytheon Evaluation Team

M. Hoeffler

Information Technology

R. Rhoads

Engineering, Technology and Mission Assurance

M. Russell

Corporate Affairs and Communications

P. Wickham

Raytheon

Business Leadership Team

Chairman and CEO

Bill Swanson

Integrated Defense Systems

Tom Kennedy

Intelligence and Information Systems

Lynn Dugle

Missile Systems

Taylor Lawrence

Network Centric Systems

Daniel Crowley

Space and Airborne Systems

Rick Yuse

Technical Services

John Harris

Raytheon

Raytheon Business Headquarters

Integrated

Defense Systems

Tewksbury, MA

Space and Airborne Systems

El Segundo, CA

BD and Raytheon

International Operations

Rosslyn, VA

Global Headquarters

Waltham, MA

Network Centric Systems

McKinney, TX

Technical Services

Reston, VA

Missile Systems

Tucson, AZ

Intelligence and Information Systems

Garland, TX

›› 75,000 employees; 2009 net sales: $25 billion

Raytheon

INTEGRATED DEFENSE SYSTEMS

Thomas A. Kennedy

President

2009 Net Sales: $5.5B

Employees: 15,400

HQ: Tewksbury, MA

Integrated naval, missile and air defense, domain awareness systems, and homeland security solutions

– International

– Naval

– Ballistic Missile Defense

– Integrated Air Defense

– Civil Security

›› Leader in global capabilities integration providing affordable integrated solutions

Raytheon

INTELLIGENCE AND INFORMATION SYSTEMS

Lynn A. Dugle

President

2009 Net Sales: $3.2B

Employees: 8,900

HQ: Garland, TX

Information and intelligence solutions for intelligence, military and federal communities

– Cybersecurity

– Intelligence, surveillance and reconnaissance

– Environmental

– Analytics

– Mission Support

– Civil security

›› Leading intelligence and information solutions for a global customer base

Raytheon

MISSILE SYSTEMS

Taylor W. Lawrence

President

2009 Net Sales: $5.6B

Employees: 13,000

HQ: Tucson, AZ

Advanced missile systems and solutions for the armed forces of the U.S. and allied nations

– Air Warfare Systems

– Missile Defense

– Land Combat

– Naval Weapon Systems

– Directed Energy

– Advanced Programs

›› Developer and supplier of innovative weapon solutions

Raytheon

NETWORK CENTRIC SYSTEMS

Daniel J. Crowley

President

2009 Net Sales: $4.8B

Employees: 13,600

HQ: McKinney, TX

Net-centric solutions for sensing, command and control, communications, air traffic management and homeland security

– Command and Control

– Networked Sensors

– Security Solutions and Transportation

– Communications

›› Networked decision solutions through world-class technology and people

Raytheon

SPACE AND AIRBORNE SYSTEMS

Richard R. Yuse

President

2009 Net Sales: $4.6B

Employees: 12,400

HQ: El Segundo, CA

Integrated sensing solutions for advanced applications in aviation and space technology

– Tactical Airborne Radars and Processors

– Electronic Warfare Systems

– Intelligence, Surveillance and Reconnaissance

– Integrated Aircraft Solutions

– Civil, National and Military Space Solutions

›› World leader in integrated sensor systems for space and airborne missions

Raytheon

TECHNICAL SERVICES

John D. Harris II

President

2009 Net Sales: $3.2B

Employees: 9,800

HQ: Reston, VA

Mission Support, integrated training solutions, range operations, engineering services, and counter-proliferation and counter-terrorism

– Global Training Solutions

– Logistics and Product Support

– Homeland Security Solutions

– Customized Engineering and Depot Support

›› Critical services and innovative solutions for Mission Support

Raytheon

Raytheon